LVIP Templeton Growth Managed Volatility Fund Supplement Dated January 8, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in the summary prospectus for the LVIP Templeton Growth Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectus for the Fund:

Effective February 8, 2016 the Fund will have a new name, additional sub-advisers, portfolio managers from the new sub-advisers, investment strategies, and risks.

The name of the Fund will be LVIP Franklin Templeton Global Equity Managed Volatility Fund. All references to the Fund’s name are revised accordingly.

Franklin Advisers Inc., Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC will be added as additional sub-advisers to the Fund.

The following replaces the first two paragraphs under Principal Investment Strategies on page 2:

The Fund pursues its objective through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by companies of any nation, including countries in emerging markets. Investments are primarily made in common stocks and may include those of mid-cap companies. The Fund’s investments will generally be selected from among many different industries. As a general matter, the Fund will invest in a minimum of five different foreign countries.

Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected Templeton Investment Counsel, LLC (“TIC”); Franklin Advisers Inc. (“FA”); Franklin Advisory Services, LLC (“FAS”); and Franklin Mutual Advisers, LLC (“FMA”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the adviser allocates to the sub-adviser. The adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

TIC emphasizes a “value” approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. TIC employs a “bottom-up” selection process which focuses on the financial condition and competitiveness of individual companies. While historical value measures (e.g. P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company’s current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate. Securities are evaluated with a five-year investment horizon. A stock may be sold because there is substantially greater value in another stock, the stock approaches the “fair value” target price, or due to a deterioration in the fundamentals upon which the stock was purchased.

Under normal market conditions, FA seeks investments primarily in equity securities of companies that FA believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy. The Fund may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the United States. Although FA searches for investments across a large number of sectors, it expects to have significant positions in particular sectors including, for example, technology and health care. FA uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, FA looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders.

Under normal market conditions, FAS invests in equity securities of financially sound companies that have paid consistently rising dividends. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years. Under normal market conditions, FAS primarily invests in securities of companies that have: (1) consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time; (2) increased dividends substantially (at least 100%) over the last 10 years; (3) reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies); (4) either long-term debt that is no more than 50% of total capitalization (except for utility companies) or senior debt that has been rated investment grade by at least one of the major bond rating organizations; and (5) attractive prices, either: (a) in the lower half of the stock’s price/earnings ratio range for the past 10 years; or (b) less than price/earnings ratio of the Standard & Poor’s® 500 Stock Index (this criterion applies only at the time of purchase).

FMA employs a research driven, fundamental value strategy for the Fund. FMA invests primarily in undervalued equity securities (securities trading at a discount to intrinsic value), including convertible securities. Investments are generally selected based on FMA’s own analysis of the security’s intrinsic value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. FMA examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

The adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Templeton Investment Counsel, LLC; approximately 10% of the portion of the Fund’s assets not subject to the overlay to Franklin Advisers, Inc.; approximately 30% of the portion of the Fund’s assets not subject to the overlay to Franklin Advisory Services, LLC and approximately 10% of the portion of the Fund’s assets not subject to the overlay to Franklin Mutual Advisers, LLC. Such allocations are subject to change at the discretion of the adviser.

The following risks are added to the Principal Risks on page 2:

●	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
●	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
●	Liquidity Risk. Liquidity risk is the risk that holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired.

The following replaces Investment Adviser and Sub-Adviser on page 4:

Investment Adviser and Sub-Advisers

Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”)

Investment Sub-Adviser: Templeton Investment Counsel, LLC (“TIC”)

Investment Sub-Adviser: Franklin Advisers, Inc. (“FA”)

Investment Sub-Adviser: Franklin Advisory Services, LLC (“FAS”)

Investment Sub-Adviser: Franklin Mutual Advisers, LLC (“FMA”)

LIA Portfolio Managers	Company Title	Experience with Fund
Kevin J. Adamson	President, Chief Operating Officer	Since September 2012
Patrick McAllister	Vice President	Since August 2015

TIC Portfolio Managers	Company Title	Experience with Fund
Peter Nori, CFA	Executive Vice President	Since July 2003
Cindy Sweeting	President and Director of Portfolio Management	Since October 1997
Heather Waddell	Senior Vice President and Portfolio Manager	Since January 2011

FA Portfolio Managers	Company Title	Experience with Fund
Rupert Johnson, Jr.	Vice Chairman, Director	Since February 2016
Matthew Moberg	Vice President, Portfolio Manager, Research Analyst	Since February 2016

FAS Portfolio Managers	Company Title	Experience with Fund
Bruce Baughman	Senior Vice President, Portfolio Manager	Since February 2016
Nicholas Getaz	Research Analyst, Portfolio Manager	Since February 2016
Donald Taylor	President and Chief Investment Officer	Since February 2016

FMA Portfolio Managers	Company Title	Experience with Fund
Philippe Brugere-Trelat	Executive Vice President, Portfolio Manager	Since February 2016
Peter Langerman	Chairman, President and Chief Executive Officer	Since February 2016
Timothy Rankin	Portfolio Manager, Research Analyst	Since February 2016